UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2004

Chindex International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24624	13-3097642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7201 Wisconsin Avenue, Bethesda, MD		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(301) 215-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

Chindex International, Inc. (the "Registrant") has engaged new auditors as its independent accountant to audit its financial statements. The Registrant’s Audit Committee dismissed the former auditors, Ernst & Young LLP ("Ernst & Young") and approved the change of accountants to BDO Seidman, LLP ("BDO"), effective September 29, 2004.

No accountant’s report on the financial statements for the Registrant’s fiscal year ended December 31, 2002, transition three-month period ended March 31, 2003, fiscal year ended March 31, 2004 or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There were no "disagreements" (as such term is used in Item 304 (a)(1)(iv) of Regulation S-K) with Ernst & Young at any time during the periods described above regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the same periods, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Registrant’s relationship with Ernst & Young, except for the material weakness in internal controls disclosed in Item 9A of the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, a copy of which is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference.

The Registrant has provided Ernst & Young with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with such disclosures, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Ernst & Young dated October 4, 2004 is attached to this Form 8-K as Exhibit 99.2.

During the periods described above prior to engaging BDO, the Registrant did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and BDO did not provide either a written report or oral advice to the Registrant that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chindex International, Inc. (Registrant)

October 4, 2004	By:	Robert C. Goodwin, Jr.

Name: Robert C. Goodwin, Jr.
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

EX-99.1	Items 9 and 9A
EX-99.2	Letter from Ernst & Young LLP to SEC